SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2003

                                      BAF

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2002-1)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BAF
                       Mortgage Pass-Through Certificates
                                 Series 2002-1

On January 20, 2003, The Bank of New York, as Trustee for BAF, Mortgage Pass-Through Certificates Series 2002-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2002, among BAF as Depositor, Banc of America Funding Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BAF, Mortgage Pass-Through Certificates Series 2002-1 relating to the distribution date of January 20, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2003


                                      BAF


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 20, 2003


                             Payment Date: 01/20/03


          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-1
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         14,836,000.00    7.000000%             0.00     84,634.25       84,634.25       0.00   1,909.09
                        A2         54,719,737.98    7.000000%     9,106,716.16    312,157.18    9,418,873.34       0.00   7,041.29
                        A3         27,792,000.00    7.000000%             0.00    158,543.75      158,543.75       0.00   3,576.25
                        A4          1,146,751.95    7.000000%             0.00          0.00            0.00       0.00     147.56
                        A5            156,000.00    7.000000%             0.00        889.93          889.93       0.00      20.07
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00       0.00       0.00
                        AIO        62,422,128.39    0.421580%             0.00     21,446.16       21,446.16       0.00     483.76
                        APO         1,277,977.21    0.000000%        32,425.74          0.00       32,425.74       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,608,310.05    7.000000%         2,312.28     14,879.51       17,191.79       0.00     335.64
                        B2          1,340,933.79    7.000000%         1,188.75      7,649.56        8,838.31       0.00     172.55
                        B3            745,515.45    7.000000%           660.90      4,252.91        4,913.81       0.00      95.93
                        B4            446,315.25    7.000000%           395.66      2,546.07        2,941.74       0.00      57.43
                        B5            372,757.73    7.000000%           330.45      2,126.45        2,456.91       0.00      47.97
                        B6            447,667.36    7.000000%           396.82      2,553.79        2,950.61       0.00      57.61
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        105,889,966.77     -            9,144,426.77    611,679.55    9,756,106.32     -       13,945.15
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         14,836,000.00          1,909.09
                                A2         45,613,021.81          7,041.29
                                A3         27,792,000.00          3,576.25
                                A4          1,153,293.77            147.56
                                A5            156,000.00             20.07
Residual                        AR                  0.00              0.00
                                AIO        56,063,730.71            483.76
                                APO         1,245,551.47              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,605,997.77            335.64
                                B2          1,339,745.04            172.55
                                B3            744,854.55             95.93
                                B4            445,919.59             57.43
                                B5            372,427.27             47.97
                                B6            447,270.54             57.61
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         96,752,081.82         13,945.15
--------------------------------------------------------------------------------

                             Payment Date: 01/20/03


          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-1
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     14,836,000.00     7.000000% 06051GAA7     0.000000      5.704654  1,000.000000
                           A2     54,719,737.98     7.000000% 06051GAB5    92.395813      3.167115    462.785067
                           A3     27,792,000.00     7.000000% 06051GAC3     0.000000      5.704654  1,000.000000
                           A4      1,146,751.95     7.000000% 06051GAD1     0.000000      0.000000  1,047.496615
                           A5        156,000.00     7.000000% 06051GAE9     0.000000      5.704654  1,000.000000
Residual                   AR              0.00     7.000000% 06051GAF6     0.000000      0.000000      0.000000
                           AIO    62,422,128.39     0.421580% 06051GAG4     0.000000      0.229508    599.971717
                           APO     1,277,977.21     0.000000% 06051GAH2    22.045401      0.000000    846.817502
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,608,310.05     7.000000% 06051GAJ8     0.881205      5.670544    993.139395
                           B2      1,340,933.79     7.000000% 06051GAK5     0.881205      5.670544    993.139395
                           B3        745,515.45     7.000000% 06051GAL3     0.881205      5.670544    993.139395
                           B4        446,315.25     7.000000% 06051GAS8     0.881205      5.670544    993.139395
                           B5        372,757.73     7.000000% 06051GAT6     0.881205      5.670544    993.139395
                           B6        447,667.36     7.000000% 06051GAU3     0.881124      5.670549    993.140328
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     105,889,966.77       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Banc of America Funding Corporation
               Mortgage Pass-Through Certificates, Series 2002-1
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        96,752,081.38    96,752,081.38
Loan count                    422              422
Avg loan rate           7.418039%             7.42
Prepay amount        9,043,590.36     9,043,590.36

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees               352.97           352.97


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.374810%           100.000000%             99,928,467.14
   -----------------------------------------------------------------------------
   Junior            5.625190%             0.000000%              5,956,214.76
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 1,456,265.01
60 to 89 days                           4                 1,461,855.82
90 or more                              1                    40,417.31
Foreclosure                             0                         0.00

Totals:                                10                 2,958,538.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,756,106.32          9,756,106.32
Principal remittance amount            9,144,426.77          9,144,426.77
Interest remittance amount               611,679.55            611,679.55